SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 13, 2001
                Date of Report (Date of earliest event reported)

                          UNION ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

            0-26412                                            35-1908796
     (Commission File Number)                                (IRS Employer
                                                            Identification No.)


250 N. Shadeland Avenue, Indianapolis, Indiana                         46219
  (Address of principal executive offices)                           (Zip Code)



                                 (317) 231-6400
              (Registrant's telephone number, including area code)

Item 5.  Other Events


         Pursuant to General Instruction F to Form 8-K, the press release issued by the Company on December 4, 2001 is incorporated herein by reference and is attached hereto as Exhibit 99.1.

         The Rights  Agreement,  dated as of November  13, 2001,  between  Union
Acceptance Corporation and Computershare Investor Services, LLC, as Rights Agent, is attached hereto as Exhibit 4.1



Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  4.1      Rights  Agreement  dated  as of  November  13,  2001,
                           between  the  Company  and   Computershare   Investor
                           Services, LLC, as Rights Agent.

                  99.1     Press Release dated December 4, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNION ACCEPTANCE CORPORATION



                                    By:  /s/ Rick A. Brown
                                         ---------------------------------------
                                         Rick A. Brown
                                         Vice President, Chief Financial Officer
                                            and Treasurer